LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JANUARY 16, 2014

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION, EACH DATED AUGUST 1, 2013, OF

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Effective on or about the close of business on March 14, 2014 (the “Conversion Date”), all issued and outstanding Class B shares of the fund will be converted to Class A shares of the fund, with the same aggregate net asset value as the Class B shares held immediately prior to the conversion.

No contingent deferred sales charge will be charged on the conversion of Class B shares and, once converted, the shares will no longer be subject to the contingent deferred sales charge currently charged on the redemption of Class B shares. The conversion is not expected to be a taxable event for federal income tax purposes, and should not result in recognition of gain or loss by converting shareholders.

Effective as of the close of business two days prior to the Conversion Date (approximately March 12,

2014), the fund will no longer offer Class B shares for incoming exchanges or dividend reinvestment.

Please retain this supplement for future reference.

WASX016094